RISK MANAGEMENT - Sensitivity to Interest Rate Risk of the Banking Book (Details) - Interest Rate Risk - Sensitivity 100 bps $ in Thousands, $ in Millions	Jun. 30, 2024 COP ($)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 COP ($)	Dec. 31, 2023 USD ($)
RISK MANAGEMENT
Assets	$ 1,142,621	$ 75,189	$ 1,152,782	$ 75,052
Liabilities	579,089	74,471	595,749	74,800
Net	$ 563,532	$ 718	$ 557,033	$ 252